      The attached form of warrant was issued on December 10, 1998 as follows:


               Holder                                  Warrant Allocation
               ------                                  ------------------

   Insurance Partners Advisors, Inc                               229,754

   Insurance Partners Advisors, Inc.                               93,206

   Zurich Centre Group Holdings Limited                           205,520

   Robert Spass                                                    32,825

   Steven Gluckstern                                               32,825

   Laurence Cheng                                                  82,825

   Mark Gormley                                                    21,336

   Brad Cooper                                                     16,413

   Paul Warren                                                     16,413

   Adam Mizel                                                      16,413

   Scott Delman                                                    10,504

   Philip Larson                                                    3,138

   Sharissa Jones                                                   3,138

   Eric Rahe                                                        3,138

   Susan Fleming                                                    3,138

   Julian Allen                                                     3,138

   Elizabeth Danes                                                  2,092

   David Spuria                                                     1,395

   Jon Kelly                                                        4,184

   Roland Bernardon                                                   523

   Eric Leathers                                                      694

   Avi Kalichstein                                                    694

   Justin Cohen                                                       694

                            COMMON STOCK PURCHASE WARRANT



                                      Issued By




                       SUPERIOR NATIONAL INSURANCE GROUP, INC.







THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW. THIS WARRANT AND SUCH SECURITIES MAY BE TRANSFERRED ONLY UPON THE FULFILLMENT OF THE CONDITIONS SPECIFIED IN THIS WARRANT.








--------------------------------------------------------------------------------

No. 1998 W-__                                      Dated as of December 10, 1998

--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.  EXERCISE OF WARRANT. . . . . . . . . . . . . . . . . . . . . . . . 1
   Section 1.1    Manner of Exercise . . . . . . . . . . . . . . . . . . . . . 1
   Section 1.2    When Exercise Effective. . . . . . . . . . . . . . . . . . . 2
   Section 1.3    Delivery of Stock Certificate, etc.. . . . . . . . . . . . . 3
   Section 1.4    Company to Reaffirm Obligations. . . . . . . . . . . . . . . 3
   Section 1.5    Compliance with Law, etc.. . . . . . . . . . . . . . . . . . 3

SECTION 2.  ADJUSTMENT OF COMMON STOCK ISSUABLEUPON EXERCISE OF WARRANT. . . . 3
   Section 2.1    General; Warrant Price . . . . . . . . . . . . . . . . . . . 3
   Section 2.2    Adjustment of Warrant Price. . . . . . . . . . . . . . . . . 4
   Section 2.3    Options and Convertible Securities . . . . . . . . . . . . . 5
   Section 2.4    Stock Dividends, Stock Splits. etc.. . . . . . . . . . . . . 7
   Section 2.5    Computation of Consideration . . . . . . . . . . . . . . . . 7
   Section 2.6    Dilution in Case of Other Securities . . . . . . . . . . . . 8
   Section 2.7    Adjustments for Combinations, etc. . . . . . . . . . . . . . 9
   Section 2.8    Other Adjustments. . . . . . . . . . . . . . . . . . . . . . 9
   Section 2.9    Determinations by Board of Directors . . . . . . . . . . . . 9

SECTION 3.  ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALEOF ASSETS,
            REORGANIZATION, ETC. . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 4.  OTHER DILUTIVE EVENTS. . . . . . . . . . . . . . . . . . . . . . .10

SECTION 5.  NO DILUTION OR IMPAIRMENT. . . . . . . . . . . . . . . . . . . . .11

SECTION 6.  ACCOUNTANTS' REPORT AS TO ADJUSTMENTS. . . . . . . . . . . . . . .11

SECTION 7.  NOTICES OF CORPORATE ACTION. . . . . . . . . . . . . . . . . . . .12

SECTION 8.  RESTRICTIONS ON TRANSFER; REGISTRATION . . . . . . . . . . . . . .13
   Section 8.1    Restrictive Legends. . . . . . . . . . . . . . . . . . . . .13
   Section 8.2    Notice of Proposed Transfer; Opinions of Counsel . . . . . .14
   Section 8.3    Termination of Restrictions. . . . . . . . . . . . . . . . .15

SECTION 9.  AVAILABILITY OF INFORMATION. . . . . . . . . . . . . . . . . . . .15

SECTION 10.  RESERVATION OF STOCK, ETC.. . . . . . . . . . . . . . . . . . . .16


SECTION 11.  LISTING ON SECURITIES EXCHANGES . . . . . . . . . . . . . . . . .17

SECTION 12.  MAINTENANCE OF OFFICE OR AGENCY . . . . . . . . . . . . . . . . .17

SECTION 13.  OWNERSHIP, REGISTRATION OF TRANSFER, EXCHANGEAND SUBSTITUTION
             OF WARRANTS . . . . . . . . . . . . . . . . . . . . . . . . . . .17
   Section 13.1   Ownership of Warrants. . . . . . . . . . . . . . . . . . . .17
   Section 13.2   Transfer and Exchange of Warrants. . . . . . . . . . . . . .17
   Section 13.3   Replacement of Warrants. . . . . . . . . . . . . . . . . . .18
   Section 13.4   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .18

SECTION 14.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .18

SECTION 15.  REMEDIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

SECTION 16.  NO RIGHTS OR LIABILITIES AS STOCKHOLDER . . . . . . . . . . . . .22

SECTION 17.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

SECTION 18.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . .22

SECTION 19.  EXPIRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .23

SUBSCRIPTION NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

                            COMMON STOCK PURCHASE WARRANT


                                                   Dated as of December 10, 1998

     Superior National Insurance Group, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ________ ("Holder"), is entitled to purchase from the Company _______ duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as defined in Section 14 herein) at the purchase price per share of $16.75, at any time or from time to time prior to 5:00 p.m. Pacific time, on December 10, 2003 (or such later date as may be determined pursuant to Section 19), all subject to the terms, conditions and adjustments set forth below in this Warrant, and is entitled to exercise the other rights, powers and privileges hereinafter specified.

          This Warrant constitutes (or has been issued in exchange or substitution for, or upon registration of transfer of one of) one of the Common Stock Purchase Warrants issued and delivered pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of May 5, 1998, among the Company, Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P. and Capital Z Partners, Ltd. The Stock Purchase Agreement is available for inspection by the holder of this Warrant during normal business hours at the office or agency maintained by the Company pursuant to Section 12 and at the principal office of the Company referred to in, or notice of which is given by the Company pursuant to, Section 17, and, upon request therefor, the Company will furnish to the holder of this Warrant a true and complete copy of the Stock Purchase Agreement as in effect at the time. All the Warrants, as originally so issued, evidenced the right to purchase an aggregate of 734,000 shares of Common Stock, subject to adjustment as provided herein. The term "Warrants," when used herein, means this Warrant and all Warrants issued in exchange or substitution therefor or upon registration of transfer hereof. The Warrants, although issued in connection with the issuance and sale of shares of Common Stock pursuant to the Stock Purchase Agreement (the "Purchase Shares") and although containing provisions that refer to the Stock Purchase Agreement, are detachable warrants and, accordingly, are exercisable and transferable (subject to compliance with Section 8, if applicable) without presentation of any of the Purchase Shares.

          Certain terms used in this Warrant are defined in Section 14.

SECTION 1.  EXERCISE OF WARRANT

          Section 1.1 MANNER OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day by surrender of this Warrant, with the form of subscription at the end hereof or a reasonable facsimile thereto duly executed by such holder, to the Company at the office or agency maintained by the Company pursuant to Section 12,

               (a) accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount (the "Exercise Price") obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such form of subscription (or such reasonable facsimile) by (ii) $16.75, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) determined as provided in Section 2; or

               (b) accompanied by a notice to exercise its Cashless Exercise Right (as defined herein). The holder hereof shall have the right to require the Company to reduce the number of shares of Common Stock to be received by such holder in lieu of paying the Exercise Price (the "Cashless Exercise Right"). If the Cashless Exercise Right is exercised, the holder shall not be obligated to pay the Exercise Price and the Company shall deliver to such holder (without payment by such holder of any of the Exercise Price) the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) determined by Section 2 reduced by that number of shares of Common Stock (or Other Securities) equal to the quotient obtained by dividing
(i) the Exercise Price by (ii) the Market Price of one share of Common Stock (or Other Securities) on the Business Day next preceding the date of exercise of the Cashless Exercise Right; or

               (c) accompanied by a notice to exercise its In-Kind Exercise Right (as defined herein). The holder shall have the right to pay the Exercise Price with shares of Common Stock (the "In-Kind Exercise Right") that either accompany the notice or are acquired concurrently therewith pursuant to paragraph (a), (b) or this paragraph (c). For purposes of this paragraph, any share of Common Stock used to pay the Exercise Price shall be deemed to have a value equal to the Market Price of one share of Common Stock on the Business Day next preceding the date of exercise of the In-Kind Exercise Right.

          Section 1.2 WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered as provided in Section 1.1, and immediately prior to the close of business on such Business Day the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the holder or holders of record thereof.

          Section 1.3 DELIVERY OF STOCK CERTIFICATE, ETC. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to
Section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

               (a) a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction (calculated to the nearest 1/100th of a share) of the Market Price of one full share on the Business Day next preceding the date of such exercise, and

               (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.

          Section 1.4 COMPANY TO REAFFIRM OBLIGATIONS. The Company will, at the time of each exercise of this Warrant, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; PROVIDED, HOWEVER, that if the Company shall fail to make any such written acknowledgment, such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          Section 1.5 COMPLIANCE WITH LAW, ETC. Each exercise of this Warrant shall at all times be subject to the provisions of any applicable law relating to the rights of non-citizens of the United States of America or other classes of Persons to own shares of the Company.


SECTION 2.  ADJUSTMENT OF COMMON STOCK ISSUABLE
            UPON EXERCISE OF WARRANT

          Section 2.1 GENERAL; WARRANT PRICE. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon the exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1, by the fraction of which (a) the numerator is $16.75 and (b) the denominator is the Warrant Price (as defined below in this Section 2.1) in effect on the date of such exercise. If a holder exercises a Cashless Exercise Right, the number of shares of Common Stock such holder shall be entitled to receive upon exercise of the warrant shall be reduced in accordance with Section 1.1(b). The "Warrant Price" per share of Common Stock shall initially be $16.75, shall be adjusted and readjusted from time to time as provided in this
Section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 2.

          Section 2.2    ADJUSTMENT OF WARRANT PRICE.

          Section 2.2.1 In case the Company, at any time or from time to time after the Closing Date shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Sections 2.3 or 2.4) without consideration or for a consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, and in each such case, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction:

          (a) the numerator of which shall be the number of shares of Common Stock outstanding, which number shall for purposes of this Section 2.2.l(a) include the Common Stock Deemed to be Outstanding, immediately prior to such issue or sale, plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of such Current Market Price and such Warrant Price; and

          (b) the denominator of which shall be the number of shares of Common Stock outstanding, which number shall for purposes of this Section 2.2. l(b) include the Common Stock Deemed to be Outstanding, immediately after such issue or scale;

PROVIDED, HOWEVER, that for the purposes of this Section 2.2.1, treasury shares shall not be deemed to be outstanding; and PROVIDED, FURTHER, that if any such Additional Shares of Common Stock are issued pursuant to a binding agreement entered into prior to the date of issuance of such shares and the per share consideration to be paid by the purchaser for each such Additional Share of Common Stock under such agreement is at least eighty-five percent (85%) of the Market Price per share of Common Stock on the Business Day next preceding the date such agreement is entered into by the parties thereto, then no adjustment shall be made to the Warrant Price pursuant to this Section 2.2.1.

          Section 2.2.2 In case the Company, at any time or from time to time after the Closing Date, shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization, merger or consolidation in which the Company is the continuing or resulting corporation, or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock for which an adjustment has been made pursuant to Section 2.2.1 hereof and (b) regular periodic cash dividends declared out of earned surplus of the Company in an aggregate amount not greater than fifty cents ($.50) per share of Common Stock per annum (as adjusted for any stock split, combination, reclassification or similar events with respect to the Common Stock), then, and in each such case, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of the Persons entitled to receive such dividend or distribution shall be adjusted, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction:

               (i) the numerator of which shall be the Current Market Price in effect on such record date less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock; and

               (ii)   the denominator of which shall be such Current Market
          Price.

          Section 2.3 OPTIONS AND CONVERTIBLE SECURITIES. In case the Company, at any time or from time to time after the Closing Date, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options (other than those provided for and reserved pursuant to the Stock Option Plan as of the date of the original issuance of this Warrant) or Convertible Securities, then, and in each such case, the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date; PROVIDED, HOWEVER, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined in accordance with Section 2.5) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date, as the case may be, and PROVIDED, FURTHER, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or any increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (c) upon the expiration (or purchase by the Company and cancellation) of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation, as the case may be), be recomputed as if:

               (i) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued or sold were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

               (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise thereof were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (in accordance with Section 2.5) upon the issue or sale of the Convertible Securities in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (d) no readjustment pursuant to clause (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

          Section 2.4 STOCK DIVIDENDS, STOCK SPLITS. ETC. In case the Company, at any time or from time to time after the Closing Date, shall declare or pay any dividend on the Common Stock or any other security, payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the Warrant Price in effect immediately prior to the payment of such dividend or effectiveness of such subdivision shall be proportionately reduced (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

          Section 2.5 COMPUTATION OF CONSIDERATION.  For the purposes of this
Section 2:

          (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration:

               (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, before deducting any expenses paid or incurred by the Company and all commissions and compensation paid and concessions and discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale;

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company; and

               (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, by the applicable proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Company.

          (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing:

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

          and

          (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 2.4, relating to stock dividends and stock splits, shall be deemed to have been issued for no consideration.

          Section 2.6 DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any other issuer or Person), the computations, adjustments and readjustments provided for in this Section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of the dilution of the purchase rights granted by the Warrants.

          Section 2.7 ADJUSTMENTS FOR COMBINATIONS, ETC. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, and in each such case, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          Section 2.8 OTHER ADJUSTMENTS. Adjustments shall also be made at the times and under the circumstances specified in Sections 3 and 4.

          Section 2.9 DETERMINATIONS BY BOARD OF DIRECTORS. All determinations by the Board of Directors of the Company under the provisions of this Warrant shall be made in good faith with due regard to the interests of the holder of this Warrant, and in accordance with good financial practice.


SECTION 3.  ADJUSTMENTS FOR CONSOLIDATION, MERGER, SALE
            OF ASSETS, REORGANIZATION, ETC.

          In case the Company, after the Closing Date, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation in such consolidation or merger, (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock of other securities of any other Person or cash or any other property,
(c) shall transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section 2.2), then, and in each such case, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the stock and other securities, cash and property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in
Section 2 and this Section 3; PROVIDED, HOWEVER (and the Company covenants), that (1) the Company shall not effect any of the transactions described in clauses (a) through (c) above with any Person other than a corporation, and that
(2) the Company shall not effect any of the transactions described in clauses
(a) through (d) above unless, immediately after the date of the consummation of such transaction, the Acquiring Corporation or its Parent is required to file, and in each of its three fiscal years immediately preceding the date of the consummation of such transaction has filed, reports with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act. In the event that the Acquiring Corporation fulfills the requirements contained in the immediately preceding proviso, then, if the holder of this Warrant shall elect (or shall be deemed to elect) to receive common stock pursuant to clause (b) above, such holder shall be entitled to receive, upon the basis stated in such clause (b), the common stock of the Acquiring Corporation and not of its Parent. Notwithstanding anything contained herein to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) above unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise hereof shall assume, by written instrument delivered and satisfactory to the holder of this Warrant, the obligation to deliver to such holder such shares of stock, securities, cash or property as in accordance with the foregoing provisions, such holder may be entitled to purchase, and such Person shall have furnished to the holder hereof an opinion of counsel for such Person, which counsel shall be satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of Section 2 and this Section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon the exercise hereof.


SECTION 4.  OTHER DILUTIVE EVENTS

          In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular independent auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.


SECTION 5.  NO DILUTION OR IMPAIRMENT

          The Company will not, by amendment of its charter or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue, free from preemptive rights, fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding, (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's charter and available for the purpose of issue upon such exercise, and (d) will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets.


SECTION 6.  ACCOUNTANTS' REPORT AS TO ADJUSTMENTS

          In the case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and cause independent public accountants of recognized national standing selected by the Company to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant, and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing how it was calculated. The Company will also keep copies of all such reports at its principal office and at the office or agency maintained by the Company pursuant to Section 12, and will cause the same to be available for inspection at such offices during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.


SECTION 7.  NOTICES OF CORPORATE ACTION

          In the event of a proposal by the Company (or of which the Company shall have knowledge) for:

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the rate most recently established by the Board of Directors of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation, merger or exchange of shares involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, exchange of shares, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, exchange of shares, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the date therein specified.

SECTION 8.  RESTRICTIONS ON TRANSFER; REGISTRATION

          Section 8.1 RESTRICTIVE LEGENDS. Except as otherwise permitted by this Section 8, the Warrant originally issued pursuant to the Stock Purchase Agreement, each Warrant issued in exchange or substitution for any Warrant pursuant to Section 13, and each Warrant issued upon the registration of transfer of any Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This Warrant and any securities acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act, except under circumstances where neither such registration nor such an exemption is required by law. This Warrant and such securities may be transferred only upon the fulfillment of the conditions specified in this Warrant."

Except as otherwise permitted by this Section 8, each certificate representing shares of Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the registration of transfer of any shares of such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act, except under circumstances where neither such registration nor such an exemption is required by law. Such securities may be transferred only upon the fulfillment of the conditions specified in certain Common Stock Purchase Warrants issued pursuant to the Stock Purchase Agreement, dated as of May 5, 1998, between Superior National Insurance Group, Inc. (the "Company"), Insurance Partners, L.P., Insurance Partners Offshore (Bermuda), L.P., and Capital Z Partners, Ltd. and in the Stock Purchase Agreement. A complete and correct copy of the form of such warrants and the Stock Purchase Agreement are available for inspection at the principal office of the Company and will be furnished to the holder of such securities upon written request and without charge."

          Section 8.2 NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any transfer of any Restricted Securities, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 8.2. Each such notice (a) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who may be in-house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

               (i) If in the opinion of each such counsel the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly notify the holder thereof and such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the applicable restrictive legend set forth in Section 8.1, unless in the opinion of each such counsel such legend is no longer required to ensure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 8.2) shall fail to deliver an opinion to the Company, or the Company shall fail to notify such holder thereof as aforesaid, within 15 days after counsel for such holder shall have delivered its opinion to such holder (with a copy to the Company), then for all purposes of this Warrant the opinion of counsel for such holder shall be sufficient to authorize the proposed transfer and the opinion of counsel for the Company shall not be required in connection with such proposed transfer; and

               (ii) If in the opinion of either or both of such counsel the proposed transfer may not be effected without registration of such Restricted Securities under the Securities Act, the Company will promptly so notify the holder thereof and such holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (i) above or until registration of such Restricted Securities under the Securities Act has become effective.

Notwithstanding the foregoing provisions of this Section 8.2 but subject to the provisions of the Stock Purchase Agreement, the Holder shall be permitted at any time or from time to time to transfer any Restricted Securities to a limited number of institutional investors; PROVIDED, HOWEVER, that (w) each such investor represents in writing that it is acquiring such Restricted Securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law to the effect that the disposition thereof shall at all times be within the control of such transferee), (x) each such investor agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this Section 8.2, (y) the Holder delivers to the Company an opinion of Paul, Weiss, Rifkind, Wharton & Garrison or in-house counsel for the Holder, or other counsel satisfactory to the Company, stating that such transfer may be effected without registration under the Securities Act, and (z) the Holder delivers to the Company, at least 10 days prior to such transfer, the name of the counsel who will deliver the opinion referred to in clause (y) above. The Company will pay the reasonable fees and disbursements of counsel (other than in-house counsel) for any holder of Restricted Securities and of counsel for the Company in connection with all opinions rendered by them pursuant to this Section 8.2 and pursuant to
Section 8.3.

          Section 8.3 TERMINATION OF RESTRICTIONS. The restrictions imposed by this Section 8 upon the transferability of Warrants and Common Stock (or Other Securities) shall cease and terminate as to any particular Warrants or Common Stock (or Other Securities) (a) when such securities shall have been effectively registered under the

Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, or when, on the basis of a pertinent Commission rule or regulation promulgated under the Securities Act, or a pertinent "no-action" position taken by the staff of the Commission, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Common Stock (or Other Securities), the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in
Section 8.1.


SECTION 9.  AVAILABILITY OF INFORMATION

          If and so long as the Company is a Public Company, the Company will comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act and will comply with all other public information reporting requirements of the Commission (including the requirements of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by affiliates. The Company will also cooperate with each holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities or the sale of securities by affiliates. The Company will deliver to each holder of a Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange, or with the Commission.


SECTION 10.  RESERVATION OF STOCK, ETC.

          The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants and free from preemptive rights, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants at the time outstanding. All such shares (and any such Other Securities consisting of shares of capital stock) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of the holders thereof. Any such Other Securities (other than shares of capital stock) shall be duly authorized and, when issued upon such exercise, shall be validly issued and legally binding obligations, enforceable in accordance with their terms, with no liability on the part of the holders thereof. Without limiting the generality of the foregoing, if any shares of Common Stock (or Other Securities) required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Securities Act) or under any state law before such shares (or Other Securities) may be issued upon exercise of this Warrant, the Company will at its expense, as expeditiously as possible, cause such shares (or Other Securities) to be duly registered or approved, as the case may be. The Company, in addition, will review its stock ledgers, stock transfer books and other corporate records periodically (and not less often than once in each calendar quarter) in order to determine whether, as a result of any action taken by the Company or any officer of the Company, any holder of a Warrant is or shall have become, directly or indirectly, the beneficial owner of more than such percentage of any class of its equity securities (as defined in the Securities Exchange Act) as shall cause such holder to be required to make any filings or declarations to the Company, the Commission or any national securities exchange pursuant to the proviions of the Securities Exchange Act or any comparable federal statute, and the Company will give prompt written notice to such holder whenever it shall have determined, upon the basis of the information disclosed by any such review, that such holder is or has become such a holder because of such action, which notice shall also specify the information upon which the Company bases such determination; PROVIDED, HOWEVER, that the Company need give such notice only once in each fiscal year to any holder whose percentage of beneficial ownership of any class of the Company's equity securities has not changed since the date of the giving of the immediately preceding notice.


SECTION 11.  LISTING ON SECURITIES EXCHANGES

          The Company will list on each national securities exchange (or the Nasdaq National Market System) on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on each national securities exchange (or the Nasdaq National Market System), and will maintain such listing of, any Other Securities if at the time any securities of the same class shall be listed on such national securities exchange (or the Nasdaq National Market System) by the Company.


SECTION 12.  MAINTENANCE OF OFFICE OR AGENCY

          The Company will maintain an office or agency in Los Angeles County, California where books for the registration and registration of transfer of the Warrants will be kept and where the Warrants may be presented for exercise, registration of transfer, exchange and replacement pursuant to the provisions hereof. The principal office of the Company shall be such office or agency unless the Company, by at least 10 days' prior written notice to each holder of any Warrants, shall designate the principal office of a law firm or a bank or trust company in such city or area as such office or agency, in which case the principal office of such other law firm or bank or trust company shall thereafter be such office or agency.


SECTION 13.  OWNERSHIP, REGISTRATION OF TRANSFER, EXCHANGE
             AND SUBSTITUTION OF WARRANTS

          Section 13.1 OWNERSHIP OF WARRANTS. Until due presentment for registration of transfer as permitted by Section 8, the Company may treat the Person in whose name any Warrant is registered on the register kept at the office or agency of the Company maintained pursuant to Section 12 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary. Subject to the foregoing provisions and to Section 8, a Warrant, if properly assigned, may be exercised by the assignee without first having a new Warrant issued.

          Section 13.2 TRANSFER AND EXCHANGE OF WARRANTS. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange (for the purpose of combination of Warrants, split-up of Warrants or any other purpose) at the office or agency maintained by the Company pursuant to Section 12, the Company at its expense will (subject to compliance with Section 8, if applicable) promptly execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered, and thereupon the old Warrant shall be canceled.

          Section 13.3 REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Holder or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or, in the case of any such mutilation, surrender of such Warrant for cancellation at the office or agency maintained by the Company pursuant to Section 12, the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

          Section 13.4 EXPENSES. The Company will pay all expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery from time to time of Warrants.


SECTION 14.  DEFINITIONS

          For all purposes of this Warrant, the following definitions shall apply (the definitions to be applicable to both the singular and the plural forms of the terms defined where either such form is used in this Warrant):

          "ACQUIRING CORPORATION" means the continuing or surviving corporation in a consolidation or merger with the Company (if other than the Company), the transferee of all or substantially all the properties or assets of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock (or Other Securities) is (or are) changed into or exchanged for stock or other Securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

          "ADDITIONAL SHARES OF COMMON STOCK" means all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Sections 2.3 or 2.4, deemed to be issued) by the Company after the Closing Date, whether subsequently reacquired or retired) by the Company, other than shares issued, upon the exercise of the Warrants.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or day upon which banking institutions are authorized or required by law or executive order to be closed in Los Angeles, California or in the Borough of Manhattan in The City of New York, New York.

          "CASHLESS EXERCISE RIGHT" has the meaning set forth in Section 1.1 of this Warrant.

          "CLOSING DATE" means the date of original issuance and delivery of the Warrants being December 10, 1998.

          "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the Common Stock, $0.01 par value, of the Company as constituted on the Closing Date, any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such

Common Stock, and all other stock of any class or classes (however designated) of the Company, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          "COMMON STOCK DEEMED TO BE OUTSTANDING" means all shares of Common Stock that (a) can be acquired upon the conversion of any then outstanding shares of Convertible Securities, (b) can be purchased upon the exercise of any then outstanding rights, Options or warrants including, but not limited to, these Warrants and all Options issued or available for issuance under the Stock Option Plan or (c) can be acquired upon the conversion of any Convertible Securities that can be purchased upon the exercise of any then outstanding rights, Options or warrants.

          "COMPANY" has the meaning set forth in the opening paragraph of this Warrant, and any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

          "CONVERTIBLE SECURITIES" means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          "CURRENT MARKET PRICE" on any date of determination means the average of the daily Market Price per share of Common Stock during the period of the 20 consecutive days on which national securities exchanges were open for trading, ending on the day immediately preceding such date of determination; PROVIDED, HOWEVER, that if and so long as there shall be no exchange or over-the-counter market for the Common Stock, the Current Market Price shall be deemed to be the greater of the Warrant Price on the date of determination or such price, if any, at which the most recent issue and sale by the Company of Common Stock in a good faith arm's-length transaction has been effected.

          "EXERCISE PRICE" has the meaning set forth in Section 1.1 of this Warrant.

          "EXPIRATION DATE" has the meaning set forth in Section 19 of this Warrant.

          "MARKET PRICE" per share of Common Stock on any date of determination means (a) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the average of the reported closing bid and asked prices on such date as shown by the Nasdaq National Market System, or, if such notices are not at the time so shown, as determined in good faith by any member of the National Association of Securities Dealers, Inc. selected by the Company and satisfactory to the holder of this Warrant; PROVIDED, HOWEVER, that if and so long as there shall be no exchange or over-the-counter market for the Common Stock, the Market Price shall be deemed to be the greater of the Warrant Price on the date of determination or such price, if any, at which the most recent issue and sale by the Company of Common Stock in a good faith arm's-length transaction has been effected.

          "OPTIONS" means rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

          "OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other Person which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

          "PARENT" means as to any Acquiring Corporation, any corporation which
(a) controls the Acquiring Corporation directly or indirectly through one or more intermediaries, (b) is (or, if not required to file such reports, would, if so required, be) required to include the Acquiring Corporation in the consolidated financial statements contained in such Parent's Annual Report on Form 10-K under the Securities Exchange Act and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

          "PERSONS" means individuals, corporations, partnerships (including "joint ventures"), trusts, estates, unincorporated organizations and governments (including political subdivisions), authorities and agencies.

          "PUBLIC COMPANY" means the Company, if and so long as the Common Stock is "held of record" (within the meaning of Rule 12g5-1, as promulgated by the Commission under the Securities Exchange Act and in effect on December 10, 1998) by 500 or more Persons, and a registration statement with respect thereto is effective under Section 12 of the Securities Exchange Act.

          "PURCHASE SHARES" has the meaning set forth in the second opening paragraph of this Warrant.

          "RESTRICTED SECURITIES" means (a) any Warrants bearing the applicable legend set forth in Section 8.1, (b) any shares of Common Stock (or Other Securities) which have bean issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in Section 8.1, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in
Section 8.1.

          "SECURITIES ACT" means the Securities Act of 1933, or any similar federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, or any similar federal statute replacing said statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "STOCK OPTION PLAN" means, collectively, all equity incentive plans or arrangements for employees, directors or consultants of the Company which, in each case, are approved by the Board of Directors of the Company.

          "STOCK PURCHASE AGREEMENT" has the meaning set forth in the second opening paragraph of this Warrant.

          "TRANSFER" means, with respect to any Restricted Securities, any sale, assignment, pledge or other disposition thereof, or of any interest therein, which could constitute a "sale" thereof, as that term is defined in Section 2(3) of the Securities Act.

          "WARRANT PRICE" shall have the meaning specified in Section 2.1.

          "WARRANTS" has the meaning set forth in the second opening paragraph of this Warrant.


SECTION 15.  REMEDIES

          The Company hereby expressly acknowledges and stipulates to the understanding of the holder of this Warrant that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and agrees that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

SECTION 16.  NO RIGHTS OR LIABILITIES AS STOCKHOLDER

          Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company, and nothing shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.


SECTION 17.  NOTICES

          All notices and other communications provided for herein shall be mailed by first class mail, postage prepaid, addressed (a) if to any holder of any Warrant, at the registered address of holder as set forth in the register kept at the office or agency maintained by the Company pursuant to Section 12, or (b) if to the Company, at its principal office, being an that date of original issuance of this Warrant 26601 Agoura Road, Calabasas, California 91302, or at such other address of the principal office of the Company of which the Company shall have given notice to each holder of any Warrants in writing; PROVIDED, HOWEVER, that the exercise of any Warrant shall be effective if effected in the manner provided in Section 1.


SECTION 18.  MISCELLANEOUS

          The terms and provisions of Sections 2, 4 and 5 of this Warrant may be amended or waived only by an instrument in writing signed by the Company and the holders of a majority of the Common Stock Purchase Warrants originally issued pursuant to the terms of the Stock Purchase Agreement, without prior notice to the Holder; and notice of any such action shall be given to the Holder promptly thereafter. The terms and provisions of this Warrant other than the terms and provisions of Sections 2, 4 and 5 may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought. THIS WARRANT AND THE STOCK PURCHASE AGREEMENT ARE TO BE GOVERNED BY AND TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF DELAWARE. The headings in this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

SECTION 19.  EXPIRATION

          The right to exercise this Warrant shall expire at 5:00 p.m. Pacific Time, on December 10, 2003 (or, if such date shall not be a Business Day, on the next day that is a Business Day) (the "Expiration Date").

          On the 30th day prior to the Expiration Date, the Company shall give written notice of the expiration of this Warrant to the holder hereof. In the event the Company fails to give such written notice, the right to exercise this Warrant shall be extended to 5:00 p.m. Pacific time on the 30th day following the date on which such written notice is given (or, if such date shall not be a Business Day, on the next day that is a Business Day).


                      SUPERIOR NATIONAL INSURANCE GROUP, INC.


                      By:  /s/ ROBERT E. NAGLE
                          ------------------------------------------------
                          Name:    Robert E. Nagle
                          Title:   Senior Vice President, General Counsel
                                   and Secretary

                                 SUBSCRIPTION NOTICE


SUPERIOR NATIONAL INSURANCE GROUP, INC.

          The undersigned, the registered holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ___________________ shares of the Common Stock covered by said Warrant and [herewith makes payment in full therefor of $_______________ by certified or official bank check payable to the order of the Company] [hereby exercises its Cashless Exercise Right] [hereby exercises its In-Kind Exercise Right] and requests that (a) certificates for such shares (and any Other Securities issuable upon such exercise) be issued in the name of and delivered to __________________ ___________________, whose address is
___________________________________, and (b) if such shares (or Other
Securities) shall not include all of the shares (or Other Securities) issuable as provided in said Warrant, then a new Warrant of like tenor and date for the balance of the shares (or Other Securities) issuable thereunder be delivered to the undersigned.




                                   Signature guaranteed:


Dated:
                               ---------------------------------------

                                      ASSIGNMENT


          For Value Received, the undersigned registered owner hereby sells, assigns and transfers unto ________________________, the rights represented by the foregoing Warrant of Superior National Insurance Group, Inc., and appoints ___________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.




                                   Signature guaranteed:


Dated:
                               ---------------------------------------






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